Exhibit 10.1

Execution Version

WAIVER, CONSENT AND AMENDMENT, dated as of November 14, 2012 (this “Waiver”), to the Credit Agreement, dated as of May 6, 2011 (the “Credit Agreement”), between iPayment, Inc., a Delaware corporation (the “Company”), iPayment Holdings, Inc., a Delaware corporation (“Holdings”), the other Guarantors (as defined therein), the Lenders (as defined therein) and JPMorgan Chase Bank, N.A., as Administrative Agent, L/C Issuer and Swingline Lender.

WHEREAS, as described in the Current Report on Form 8-K dated November 5, 2012 (File Number 000-50280) (the “8-K”), the Company will be restating certain financial statements and in connection with such restatement, a Default has occurred under certain representations and warranties of the Credit Agreement (the “Affected Representations and Warranties”) and certain covenants and conditions of the Credit Agreement (the “Affected Covenants”).

WHEREAS, the Borrower has requested that the Lenders agree to waive the breach of such Affected Representations and Warranties and the failure to comply with such Affected Covenants and any Default or Event of Default arising therefrom. Subject to the terms and conditions set forth herein, each of the Lenders party hereto have agreed to grant such requests of the Borrower.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

2. Waiver and Consent. (a) Subject to and in reliance on the representation and warranty to be made pursuant to paragraph 2(b) below, the Lenders hereby waive (i) any Default or Event of Default arising from the Company’s breach of the representations and warranties contained in Section 6.05(a) or 6.05(c) of the Credit Agreement or of any other Affected Representations and Warranties, in each case arising prior to the date of this Waiver and consisting of, resulting from or relating in any respect to the re-audit, revision or restatement of any of the financial statements delivered by Holdings, the Borrower or any of its Subsidiaries (including, without limitation, any misstatement therein or in any certificate, the fair presentation of the financial condition of the Borrower and its Subsidiaries, representation or warranty or any disclosure, in each case, relating thereto and any error, defect or deficiency in accounting procedures, maintenance of books or records and accounts or the application of accounting principles reflected thereby or relating thereto) for the following periods: (x) the fiscal years ended December 31, 2008, 2009, 2010 and 2011, (y) the interim quarters within the fiscal years described in the preceding clause (x) and (z) the quarters ended March 31, 2012 and June 30, 2012 (the financial statements described in clauses (x), (y) and (z), in each case related to or associated with the matters and events described in the 8-K, whether or not actually specified in the 8-K, collectively, the “Restated Financials”), (ii) any Request for Credit Extension or Credit Extension under the Credit Agreement after the occurrence and during the continuance of any such Default or Event of Default or (iii) any failure to comply with any covenant or other obligation under Section 7.03(a) of the Credit Agreement or with any other Affected Covenant that became required to be performed or observed under any of such provisions by reason of the occurrence and continuance of any such Default or Event of Default; provided that, for the avoidance of doubt, nothing in this clause (a) shall be deemed to constitute a waiver of any breach of Section 8.11 of the Credit Agreement with respect to the information set forth in the Restated Financials or any Default or Event of Default resulting from any such breach.

(b) The Lenders hereby agree that, notwithstanding the provisions of Sections 7.01(b) and 7.02(a) of the Credit Agreement, the unaudited financial statements required to be delivered under Section 7.01(b) for the Borrower’s quarterly period ended September 30, 2012 and the documents required by Section 7.02(a) to be delivered concurrently therewith need not be delivered prior to February 1, 2013 (the date on which such financial statements are delivered, the “Extended Delivery Date”). On the Extended Delivery Date, (x) the Borrower will deliver the Restated Financials and (y) a Responsible Officer of the Borrower shall certify that the representations and warranties of the Borrower and each other Loan Party contained in Article 6 of the Credit Agreement or any other Loan Document (other than Section 6.05(e) of the Credit Agreement or any similar representation in any other Loan Document), or which are contained in any document furnished at any time under or in connection therewith shall be true and correct in all material respects on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date or earlier period, as the case may be, in which case they shall be true and correct in all material respects as of such earlier date or earlier period, as the case may be and except that for purposes of this clause (b), the representations and warranties contained in subsections (a) and (c) of Section 6.05 of the Credit Agreement shall be deemed to refer to the statements delivered on the Extended Delivery Date and, in the case of the financial statements (including the Restated Financials) furnished pursuant to Section 7.01(b) of the Credit Agreement, the representations contained in Section 6.05(a) of the Credit Agreement, as modified by this clause, shall be qualified by the statement that such financial statements are subject to the absence of footnotes and year-end audit adjustments.

(c) The Lenders hereby agree that until the Extended Delivery Date, notwithstanding the provisions of Section 5.02(a) and 5.02(b) of the Credit Agreement, absent any Default or Event of Default that may occur after the date hereof that has not been waived by this Waiver, each Revolving Lender shall continue to honor Requests for Credit Extension delivered in compliance with Section 2.02(a), 2.03(b) or 2.04(b) (as applicable) of the Credit Agreement; provided that the aggregate principal amount of all Revolving Borrowings and Swing Line Borrowings made and Letters of Credit issued shall not exceed $58,000,000 prior to the Extended Delivery Date which amount, for the

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avoidance of doubt, shall include any Revolving Loans, Swing Line Loans and Letters of Credit outstanding as of the date hereof.

3. Amendment. The parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) Section 5.02(a) is hereby amended by inserting “(other than Section 6.05(e) or any similar representation in any other Loan Document)” after the words “Article 6 or any other Loan Document”.

4. Effectiveness. This Waiver shall become effective as of the date hereof once each of the following conditions has been satisfied:

(a) the Administrative Agent has received this Waiver, executed and delivered by the Administrative Agent, the L/C Issuer, the Swingline Lender, the Loan Parties and the Required Lenders;

(b) the Administrative Agent (or its applicable Affiliate) shall have received: (i) a consent fee for the account of each Lender that consents to this Waiver by executing and delivering this Waiver to the Administrative Agent appropriately completed on or prior to 4:00 p.m., Eastern time, on November 14, 2012, in an amount equal to 0.25% of the sum of such Lender’s Revolving Commitment, and, without duplication, any outstanding Loans and L/C Obligations under the Credit Agreement and (ii) all fees and reasonable out-of-pocket expenses required to be paid to the Administrative Agent (or any of its Affiliates) in connection with this Waiver in accordance with Section 11.04 of the Credit Agreement or as otherwise agreed with the Administrative Agent; and

(c) the Borrower shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent (or any of its Affiliates) to the extent invoiced on or prior to the date hereof.

5. Representations and Warranties. Each of the Loan Parties hereby represents and warrants that, after giving effect to the provisions of this Waiver and except as modified or waived hereby, (a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date or earlier period, as the case may be, in which case they shall be true and correct in all material respects as of such earlier date or such earlier period, as the case may be, and (b) no Default or Event of Default has occurred and is continuing.

6. Continuing Effect of the Credit Agreement. This Waiver is limited solely to the matters set forth herein and shall not constitute an amendment or waiver of

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any other provision of the Credit Agreement not expressly referred to herein or be construed as a waiver or consent to any further or future action on the part of any Loan Party that would require the consent of the Lenders or the Administrative Agent. Except as expressly waived hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. This Waiver is a Loan Document.

7. Miscellaneous Provisions. The provisions of Sections 11.03, 11.04, 11.10, 11.11, 11.12, 11.14 and 11.15 of the Credit Agreement shall apply with like effect as to this Waiver.

[The remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:

iPAYMENT, INC., a Delaware corporation

By:	/s/ Philip J. Ragona
	Name:	Philip J. Ragona
	Title:	Senior Vice President and General Counsel

GUARANTORS:

iPAYMENT, HOLDINGS, INC., a Delaware corporation

By:	/s/ Philip J. Ragona
	Name:	Philip J. Ragona
	Title:	Senior Vice President and General Counsel

[Signature Page to Waiver and Consent]

iPAYMENT OF CALIFORNIA, LLC,

a Tennessee limited liability company

CARDPAYMENT SOLUTIONS, L.L.C.,

a Delaware limited liability company

iPAYMENT ACQUISITION SUB LLC,

a Delaware limited liability company

TS ACQUISITION SUB, LLC,

a Delaware limited liability company

PETROLEUM CARD SOLUTIONS, LLC

(f/k/a PCS Acquisition Sub, LLC),

a Delaware limited liability company

NPMG ACQUISITION SUB, LLC,

a Delaware limited liability company

iFUNDS CASH SOLUTIONS, LLC,

a Nevada limited liability company

MSC ACQUISITION SUB, LLC,

a Delaware limited liability company

CAMBRIDGE ACQUISITION SUB, LLC,

a Delaware limited liability company

FLAGSHIP MERCHANT SERVICES, LLC

(f/k/a iScan Solutions, LLC),

a Delaware limited liability company iADVANTAGE, LLC,

a Delaware limited liability company

iPMT TRANSPORT, LLC,

a Delaware limited liability company

iPAYMENT SALES, LLC,

a Delaware limited liability company

By:	IPAYMENT, INC., as sole Member

By:	/s/ Philip J. Ragona
	Name:	Philip J. Ragona
	Title:	Senior Vice President and General Counsel

[Signature Page to Waiver and Consent]

1ST NATIONAL PROCESSING, INC., a Nevada corporation

E-COMMERCE EXCHANGE, INC., a Delaware corporation

iPAYMENT OF MAINE, INC., a Delaware corporation

CARDSYNC PROCESSING, INC., a California corporation

QUAD CITY ACQUISITION SUB, INC., a Delaware corporation

ONLINE DATA CORP., a Delaware Corporation

By:	/s/ Philip J. Ragona
	Name:	Philip J. Ragona
	Title:	Senior Vice President and General Counsel

[Signature Page to Waiver and Consent]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, L/C Issuer, Swingline Lender, and Lender

By:	/s/ Ann B. Kerns
	Name:	Ann B. Kerns
	Title:	Vice President

[Signature Page to Waiver and Consent]

ABCLO 2007-1, Ltd.

By:	AllianceBernstein L.P.

By:	/s/ Michael Sohr
	Name:	Michael Sohr
	Title:	Senior Vice President

[Signature Page to Waiver and Consent]

Pacifica CDO V LTD

By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Robert Davis
	Name:	Robert Davis
	Title:	Senior Vice President

[Signature Page to Waiver and Consent]

Prospero CLO II B.V.

By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Robert Davis
Name: Robert Davis
Title: Senior Vice President

[Signature Page to Waiver and Consent]

Veritas CLO II, LTD

By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Robert Davis
Name: Robert Davis
Title: Senior Vice President

[Signature Page to Waiver and Consent]

AllianceBernstein Institutional Investments - High Yield Loan Portfolio

By:	AllianceBernstein L.P.

By:	/s/ Michael Sohr
Name: Michael Sohr
Title: Senior Vice President

[Signature Page to Waiver and Consent]

ASF1 Loan Funding LLC

By:	Citibank N.A.

By:	/s/ Lynette Thompson
Name: Lynette Thompson
Title: Director

[Signature Page to Waiver and Consent]

BABSON CLO LTD. 2005-I BABSON CLO LTD. 2005-III BABSON CLO LTD. 2007-I BABSON CLO LTD. 2012-I CLEAR LAKE CLO, LTD. ST. JAMES RIVER CLO, LTD. SUMMIT LAKE CLO, LTD.

By:	Babson Capital Management LLC as Collateral Manager

By:	/s/ Arthur J. McMahon, Jr.
Name: Arthur J. McMahon, Jr.
Title: Managing Director

BABSON CAPITAL FLOATING RATE INCOME MASTER FUND, L.P.

By:	Babson Capital Management LLC as Investment Manager

By:	/s/ Arthur J. McMahon, Jr.
Name: Arthur J. McMahon, Jr.
Title: Managing Director

JFIN CLO 2007 LTD. JFIN CAPITAL LLC

By:	Jefferies Finance LLC as Collateral Manager

By:	/s/ Kevin Stephens
Name: Kevin Stephens
Title: Closing Manager

[Signature Page to Waiver and Consent]

JFIN CLO 2012 LTD.

By:	Jefferies Finance LLC as Portfolio Manager

By:	/s/ Kevin Stephens
Name: Kevin Stephens
Title: Closing Manager

[Signature Page to Waiver and Consent]

DIAMOND LAKE CLO, LTD.

By:	Babson Capital Management LLC as Collateral Servicer

By:	/s/ Arthur J. McMahon, Jr.
Name: Arthur J. McMahon, Jr.
Title: Managing Director

[Signature Page to Waiver and Consent]

Bank of America, N.A.

By:	/s/ Thomas C. Kilcrease, Jr.
Name: Thomas C. Kilcrease, Jr. Title: Senior Vice President

[Signature Page to Waiver and Consent]

BlueMountain CLO 2011-1 Ltd

By:	BLUEMOUNTAIN CAPITAL MANAGEMENT Its Collateral Manager

By:	/s/ Jack Chau
Name: Jack Chau
Title: Associate

[Signature Page to Waiver and Consent]

BlueMountain CLO II, LTD

By:	BLUEMOUNTAIN CAPITAL MANAGEMENT Its Collateral Manager

By:	/s/ Jack Chau
Name: Jack Chau Title: Associate

[Signature Page to Waiver and Consent]

BlueMountain CLO III, LTD

By:	BLUEMOUNTAIN CAPITAL MANAGEMENT Its Collateral Manager

By:	/s/ Jack Chau
Name: Jack Chau
Title: Associate

[Signature Page to Waiver and Consent]

Castle Garden Funding

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: AUTHORIZED SIGNATORY

[Signature Page to Waiver and Consent]

Flagship CLO V

By:	Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.), As Collateral Manager

By:	/s/ Eric S. Meyer
Name: Eric S. Meyer
Title: Managing Director

By:	/s/ Joseph Tavolieri
Name: Joseph Tavolieri
Title: Vice President

[Signature Page to Waiver and Consent]

Flagship CLO VI

By:	Deutsche Investment Management Americas, Inc. As Collateral Manager

By:	/s/ Eric S. Meyer
Name: Eric S. Meyer
Title: Managing Director

By:	/s/ Joseph Tavolieri
Name: Joseph Tavolieri
Title: Vice President

[Signature Page to Waiver and Consent]

DWS Floating Rate Fund

By:	Deutsche Investment Management Americas, Inc. Investment Advisor

By:	/s/ Eric S. Meyer
Name: Eric S. Meyer
Title: Managing Director

By:	/s/ Joseph Tavolieri
Name: Joseph Tavolieri
Title: Vice President

[Signature Page to Waiver and Consent]

MT. WHITNEY SECURITIES INC., as Assignee

By:	Deutsche Investment Management Americas, Inc. As Manager

By:	/s/ Eric S. Meyer
Name: Eric S. Meyer
Title: Managing Director

By:	/s/ Joseph Tavolieri
Name: Joseph Tavolieri
Title: Vice President

[Signature Page to Waiver and Consent]

CMFG Life Insurance Company

By:	Deutsche Investment Management
Americas, Inc.
As Subadvisor

By:	/s/ Eric S. Meyer
Name: Eric S. Meyer
Title: Managing Director

By:	/s/ Joseph Tavolieri
Name: Joseph Tavolieri
Title: Vice President

[Signature Page to Waiver and Consent]

DWS Ultra-Short Duration Fund

By:	Deutsche Investment Management
Americas, Inc. Investment Advisor

By:	/s/ Eric S. Meyer
Name: Eric S. Meyer
Title: Managing Director

By:	/s/ Joseph Tavolieri
Name: Joseph Tavolieri
Title: Vice President

[Signature Page to Waiver and Consent]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, L/C Issuer, Swingline Lender, and Lender

By:
Name:
Title:

Eos Strategic Income Master Fund

By:	/s/ Steven M. Friedman
Name: Steven M. Friedman
Title: Managing Partner

[Signature Page to Waiver and Consent]

Advanced Series Trust – AST First Trust Balanced Target Portfolio

By:	First Trust Advisors L.P., its investment manager

By:	/s/ Scott Fries
Name: Scott Fries
Title: Vice President

[Signature Page to Waiver and Consent]

First Trust Senior Floating Rate Income Fund II

By:	First Trust Advisors L.P., its investment manager

By:	/s/ Scott Fries
Name: Scott Fries
Title: Vice President

[Signature Page to Waiver and Consent]

MC Credit Products DIP SMA, L.P.

By:	Fort Hill Investment Partners, its General Partner

By:	/s/ Luke Gosselin
Name: Luke Gosselin
Title: Managing Member

[Signature Page to Waiver and Consent]

Aladdin Credit Offshore Fund II, L.P.

By:	Fort Hill Investment Partners, its General Partner

By:	/s/ Luke Gosselin
Name: Luke Gosselin
Title: Managing Member

[Signature Page to Waiver and Consent]

Aladdin DIP Offshore Fund, L.P.

By:	Fort Hill Investment Partners, its General Partner

By:	/s/ Luke Gosselin
Name: Luke Gosselin
Title: Managing Member

[Signature Page to Waiver and Consent]

Arch Investment Holdings III Ltd.

By:	PineBridge Investments LLC
As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

[Signature Page to Waiver and Consent]

Fire and Police Pension Fund, San Antonio

By:	PineBridge Investments LLC
Its Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

[Signature Page to Waiver and Consent]

Galaxy V CLO, LTD

By:	PineBridge Investments LLC
Its Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

[Signature Page to Waiver and Consent]

Galaxy VI CLO, LTD

By:	PineBridge Investments LLC
Its Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

[Signature Page to Waiver and Consent]

Galaxy VII CLO, LTD

By:	PineBridge Investments LLC
Its Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

[Signature Page to Waiver and Consent]

Galaxy VIII CLO, LTD

By:	PineBridge Investments LLC
Its Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

[Signature Page to Waiver and Consent]

Galaxy X CLO, LTD

By:	PineBridge Investments LLC
Its Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

[Signature Page to Waiver and Consent]

Galaxy XI CLO, Ltd.

By:	PineBridge Investments LLC
Its Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

[Signature Page to Waiver and Consent]

PineBridge Bank Loan Fund Ltd.

By:	PineBridge Investments LLC
Its Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

[Signature Page to Waiver and Consent]

STICHTING PENSIOENFONDS VOOR HUISARTSEN

By:	PineBridge Investments LLC
Its Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

[Signature Page to Waiver and Consent]

Saturn CLO, Ltd.

By:	PineBridge Investments LLC Its Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

[Signature Page to Waiver and Consent]

VALIDUS REINSURANCE LTD

By:	PineBridge Investments LLC Its Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh Title: Managing Director

[Signature Page to Waiver and Consent]

GE Capital Bank, f/k/a, GE Capital Financial Inc.

By:	/s/ Heather Leigh Glade
Name: Heather Leigh Glade
Title: Duly Authorized Signatory

[Signature Page to Waiver and Consent]

Global Leveraged Capital Credit Opportunity Fund I

By:	Global Leveraged Capital Management, LLC as Collateral Manager

By:	/s/ Christian Giordano
Name: Christian Giordano
Title: Principal

[Signature Page to Waiver and Consent]

GoldenTree Loan Opportunities V, Limited

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[Signature Page to Waiver and Consent]

GoldenTree Loan Opportunities IV, Limited

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[Signature Page to Waiver and Consent]

GoldenTree Loan Opportunities III, Limited

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[Signature Page to Waiver and Consent]

ABS Loans 2007 Limited, a subsidiary of Goldman Sachs Institutional Funds II PLC

By:	/s/ Kevin Owen
Name: Kevin Owen Title: Authorised Signatory

By:	/s/ Cormac Bohan
Name: Cormac Bohan Title: Authorised Signatory

[Signature Page to Waiver and Consent]

GOLDMAN SACHS ASSET MANAGEMENT CLO, PUBLIC LIMITED COMPANY

By: Goldman Sachs Asset Manager, L.P., as Manager

By:	/s/ Vini Kukreta
Name: Vini Kukreta
Title: VP

[Signature Page to Waiver and Consent]

Northrop Grumman Pension Master Trust

By:	Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal

By:	/s/ Vini Kukreta
Name: Vini Kukreta
Title: VP

[Signature Page to Waiver and Consent]

Goldman Sachs Trust on behalf of the
Goldman Sachs High Yield Floating Rate Fund

By:	Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal

By:	/s/ Vini Kukreta
Name: Vini Kukreta
Title: VP

[Signature Page to Waiver and Consent]

J. P. Morgan Whitefriars Inc.

By:	/s/ Virginia R. Conway
Name: Virginia R. Conway
Title: Attorney-in-Fact

[Signature Page to Waiver and Consent]

LATITUDE CLO I, LTD

By:	/s/ Kirk Wallace
Name: Kirk Wallace
Title: Senior Vice President

[Signature Page to Waiver and Consent]

LATITUDE CLO III, LTD

By:	/s/ Kirk Wallace
Name: Kirk Wallace
Title: Senior Vice President

[Signature Page to Waiver and Consent]

MARATHON CLO II LTD.

By:	Marathon Asset Management L.P. Its Collateral Manager

By:	/s/ Jake Hyde
Name: Jake Hyde
Title: Authorized Signatory

[Signature Page to Waiver and Consent]

MARATHON CLO IV LTD.

By:	Marathon Asset Management L.P. Its Collateral Manager

By:	/s/ Jake Hyde
Name: Jake Hyde
Title: Authorized Signatory

[Signature Page to Waiver and Consent]

Marlborough Street CLO, Ltd., as a Lender

By:	Edwards Wildman Palmer LLP, Authorized Signatory

By:	/s/ Authorized Signatory
A Member of the Firm

Jersey Street CLO, Ltd., as a Lender

By:	Edwards Wildman Palmer LLP, Authorized Signatory

By:	/s/ Authorized Signatory
A Member of the Firm

[Signature Page to Waiver and Consent]

Post Advisory Group, LLC, not in its
individual capacity but solely on behalf of the Post Limited Term High Yield Master Fund, L.P.

By:	/s/ Sanije Perrett
Name: Sanije Perrett
Title: Chief Operating Officer

[Signature Page to Waiver and Consent]

JNL/PPM America Floating Rate Income
Fund, a series of the JNL Series Trust

By:	PPM America, Inc., as sub-adviser

By:	/s/ Chris Kappas
Name: Chris Kappas
Title: Managing Director

[Signature Page to Waiver and Consent]

PPM GRAYHAWK CLO, LTD

By:	PPM America, Inc., as Collateral Manager

By:	/s/ Chris Kappas
Name: Chris Kappas
Title: Managing Director

[Signature Page to Waiver and Consent]

ROSEDALE CLO LTD

By:	Princeton Advisory Group, Inc., the Collateral Manager

By:	/s/ Troy Isaksen
Name: Troy Isaksen
Title: Portfolio Manager

[Signature Page to Waiver and Consent]

Baptist Health South Florida, Inc.

By:	Seix Investment Advisors LLC, as Advisor

RidgeWorth Funds - Seix Floating Rate High Income Fund

By:	Seix Investment Advisors LLC, as Subadvisor

as Lenders

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

[Signature Page to Waiver and Consent]

THE BANK OF NOVA SCOTIA

By:	/s/ Richard Taylor
Name: Richard Taylor
Title: Authorized Signatory

[Signature Page to Waiver and Consent]

ROYAL BANK OF CANADA

By:	/s/ William J. Caggiano
Name: William J. Caggiano
Title: Authorized Signatory

[Signature Page to Waiver and Consent]

Trimark Floating Rate Income Fund,
Invesco Canada Ltd., in its capacity as manager of the Trimark Floating Rate Income Fund

By:	/s/ Gary Lew
Name: Gary Lew
Title: Portfolio Manager

[Signature Page to Waiver and Consent]

UBS LOAN FINANCE LLC

By:	/s/ Kenneth Chin
Name: Kenneth Chin
Title: Director

By:	/s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate Director

[Signature Page to Waiver and Consent]

Venture IX CDO, Limited

By:	its investment advisor, MJX Asset Management LLC

By:	/s/ Hans Christensen
Name: Hans Christensen
Title: Chief Investment Officer

[Signature Page to Waiver and Consent]

Venture V CDO Limited

By:	its investment advisor, MJX Asset Management, LLC

By:	/s/ Hans Christensen
Name: Hans Christensen
Title: Chief Investment Officer

[Signature Page to Waiver and Consent]

Venture VI CDO Limited

By:	its investment advisor, MJX Asset Management, LLC

By:	/s/ Hans Christensen
Name: Hans Christensen
Title: Chief Investment Officer

[Signature Page to Waiver and Consent]

Venture VII CDO Limited

By:	its investment advisor, MJX Asset
Management, LLC

By:	/s/ Hans Christensen
Name: Hans Christensen
Title: Chief Investment Officer

[Signature Page to Waiver and Consent]

Venture VIII CDO, Limited

By:	its investment advisor, MJX Asset
Management, LLC

By:	/s/ Hans Christensen
Name: Hans Christensen
Title: Chief Investment Officer

[Signature Page to Waiver and Consent]

Virtus Senior Floating Rate Fund

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

[Signature Page to Waiver and Consent]

Virtus Multi-Sector Short Term Bond Fund

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

[Signature Page to Waiver and Consent]

WhiteHorse IV Ltd

By:	WhiteHorse Capital Partners, L.P.
as Investment Manager

By:	WhiteRock Asset Advisors, LLC
as General Partner

By:	/s/ Ethan Underwood
Name: Ethan Underwood
Title: Manager

[Signature Page to Waiver and Consent]